                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                       SPECIALTY TELECONSTRUCTORS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                       SPECIALTY TELECONSTRUCTORS, INC.
-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------------------


    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------



    (4) Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------------


    (5) Total fee paid:

    ---------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ----------------------------------------------------------------------------


    (2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------


    (3) Filing Party:

    ---------------------------------------------------------------------------


    (4) Date Filed:

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Notes:

                       SPECIALTY TELECONSTRUCTORS, INC.
                              12001 Hwy. 14 North
                         Cedar Crest, New Mexico 87008


                                                                October 11, 1996


DEAR STOCKHOLDER:

     You are cordially invited to attend the annual meeting of the stockholders (the "Meeting") of Specialty Teleconstructors, Inc. (the "Company") to be held on November 1, 1996, at 10:00 a.m., local time, at the La Posada de Albuquerque Hotel, 125 Second Street, N.W., Albuquerque, New Mexico 87102.

     The proposals for the Meeting relate to: (i) the election of four (4) directors; (ii) an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock; (iii) a proposal to approve and ratify the amendment and restatement of the Company's 1994 Incentive Stock Option Plan (the "1994 Option Plan" and as amended and restated, the "Amended and Restated 1994 Option Plan") pursuant to which the number of shares of Common Stock available for awards under the 1994 Option Plan was increased from 100,000 to 400,000; (iv) ratification of the Board of Directors' appointment of KPMG Peat Marwick LLP, independent certified public accountants, as auditors for the Company for the fiscal year ending June 30, 1997. A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1996 accompanies this Proxy Statement.

     We look forward to seeing you at the Meeting. Whether or not you are planning to attend, we urge you to return the enclosed proxy at your earliest convenience.


                                        Sincerely,



                                        Michael R. Budagher
                                        Chairman of the Board, President,
                                        Chief Executive Officer and Treasurer

                       SPECIALTY TELECONSTRUCTORS, INC.
                              12001 Hwy. 14 North
                         Cedar Crest, New Mexico 87008

                        -------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held On November 1, 1996

                        -------------------------------

TO THE STOCKHOLDERS OF SPECIALTY TELECONSTRUCTORS, INC.:

          The annual meeting of stockholders (the "Meeting") of Specialty Teleconstructors, Inc. (the "Company") will be held on November 1, 1996, at 10:00 a.m., local time, at the La Posada de Albuquerque Hotel, 125 Second Street, N.W., Albuquerque, New Mexico 87102, for the following purposes:

          I. To elect four (4) directors to hold office until the Company's next annual meeting of stockholders;

          II. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock from 7,500,000 to 10,000,000;

          III. To consider and vote upon a proposal to a proposal to approve and ratify the amdendment and restatement of the Company's 1994 Incentive Stock Option Plan (the "1994 Option Plan" and as amended and restated, the "Amended and Retstated 1994 Option Plan") pursuant to which the number of shares of Common Stock available for awards under the 1994 Option Plan was increased from 100,000 to 400,000;

          IV. To ratify the Board of Directors' appointment of KPMG Peat Marwick LLP, independent certified public accountants, as auditors for the Company for the fiscal year ending June 30, 1997; and

          V. To transact such other business as may properly come before the Meeting.

          The close of business on October 7, 1996 has been fixed as the record date for the Meeting. Only stockholders of record of the Company at that time are entitled to notice of and to vote at the Meeting or any adjournment(s) or postponement(s) thereof.

          All stockholders of the Company are cordially invited to attend the Meeting. Proxies for the Meeting are being solicited by the Board of Directors of the Company. Reference is made to the attached proxy for further information with respect to the business to be transacted at the Meeting. YOUR VOTE IS IMPORTANT. STOCKHOLDERS ARE URGED TO DESIGNATE THEIR CHOICES ON EACH OF THE MATTERS TO BE ACTED UPON AND TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROMPT RETURN OF THE PROXY WILL HELP ASSURE A QUORUM AT THE MEETING AND AVOID THE ADDITIONAL FUND EXPENSE OF FURTHER SOLICITATION.


                                  By order of the Board of Directors
                                  Dennis K. Hartnett
                                  Secretary

October 11, 1996
Cedar Crest, New Mexico

                       SPECIALTY TELECONSTRUCTORS, INC.
                              12001 Hwy. 14 North
                         Cedar Crest, New Mexico 87008

                        -------------------------------

                                PROXY STATEMENT

                         To Be Held On November 1, 1996

                        -------------------------------

          The enclosed proxy is solicited by the Board of Directors of Specialty Teleconstructors, Inc. (the "Company"), a Nevada corporation, for use at the annual meeting of stockholders of the Company (the "Meeting") to be held on November 1, 1996, at 10:00 a.m., local time, at the La Posada de Albuquerque Hotel, 125 Second Street, N.W., Albuquerque, New Mexico, 87102, or any adjournment(s) or postponement(s) thereof. This Proxy Statement and accompanying proxy are first being mailed to stockholders on or about October 7, 1996.

              VOTING AT THE ANNUAL MEETING; REVOCATION OF PROXIES

          The record date for determining the stockholders entitled to notice of and to vote at the Meeting has been fixed at the close of business on October 7, 1996 (the "Record Date"). As of such date, the Company had 4,092,308 shares of common stock, par value $.01 per share ("Common Stock")outstanding, each of which is entitled to one (1) vote as to all matters to be acted upon at the Meeting.

          Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment(s) or postponement(s) thereof. The presence, in person or by proxy, of holders entitled to cast at least a majority of the votes that all stockholders are entitled to cast on each matter to be acted upon at the Meeting will constitute a quorum at the Meeting.

          On all matters presented to the Company's stockholders for a vote at the Meeting, the Common Stock will vote as a single class.

          The Board of Directors does not intend to bring any matter before the Meeting other than the matters specifically referred to in the notice of the Meeting, nor does the Board of Directors know of any matter which anyone else proposes to present for action at the Meeting. However, if any other matter properly comes before the Meeting, the persons named in the accompanying proxy or their duly constituted substitutes acting at the Meeting will be deemed authorized to vote or otherwise act thereon in accordance with their judgment on such matter. Proxies indicating a vote against the proposals contained herein may not be voted by the persons marked in the accompanying proxy or their duly constituted substitutes for adjournment of the Meeting.

          WHITE proxy card(s) for use by stockholders are enclosed herewith. Properly executed proxies will be voted in accordance with the instructions therein. In the absence of instruction, the shares of Common Stock represented at the Meeting by the enclosed proxy will be voted (i) FOR the election of each of the nominees of the Board of Directors in the election of directors, (ii) FOR the proposal to amend the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock from 7,500,000 to 10,000,000;
(iii)FOR the proposal to approve and ratify the amendment and restatement of the Company's 1994 Incentive Stock Option Plan (the "1994 Option Plan" and as amended and restated, the "Amended and Restated 1994 Option Plan") pursuant to which the number of shares of Common Stock available for awards under the 1994 Option Plan was increased from 100,000 to 400,000; and (iv) FOR the ratification of the appointment of KPMG Peat Marwick LLP, independent certified public accountants, as auditors for the Company for the fiscal year ending June 30, 1997. Any stockholder giving a proxy may revoke it at any time prior to its use at the Meeting by (i) giving written notice of revocation to the Secretary of the Company or (ii) executing and delivering to the Company a later dated proxy. Mere attendance at the Meeting, without submitting such written notice of revocation, will not revoke the proxy.

                             ADDITIONAL INFORMATION

          A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1996 accompanies this Proxy Statement. In addition, the Company will furnish without charge to any stockholder, upon written or oral request, a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1996 and other documents filed pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Requests for such documents should be addressed to Dennis K. Hartnett, Corporate Secretary of Specialty Teleconstructors, Inc., 12001 Hwy. 14 North, Cedar Crest, New Mexico 87008, telephone number (505) 281-2197, ext. 102.

          Questions concerning the voting of your shares should be directed to Dennis K. Hartnett, Corporate Secretary of Specialty Teleconstructors, Inc., 12001 Hwy. 14 North, Cedar Crest, New Mexico 87008, telephone number (505) 281-2197, ext. 102.

                            SOLICITATION OF PROXIES

          The expense of the solicitation of proxies will be borne by the Company. Solicitations may also be made by certain members of senior management of the Company without additional compensation. Proxies will be solicited by use of the mails and may also be solicited personally or by telephone, telegraph, telegram, cablegram, facsimile or other electronic transmission. Bankers, brokers and others holding stock in their names or in the names of nominees will be reimbursed for out-of-pocket expenses incurred in forwarding proxies and proxy materials to the beneficial owners of such shares.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          The following table sets forth as of September 18, 1996, the beneficial ownership of each current director, each nominee for director, each executive officer ("Named Executive Officer") of the Company who received total annual salary and bonus exceeding $100,000 for the last fiscal year, all executive officers and directors as a group, and each stockholder known to management of the Company to own beneficially more than 5% of the outstanding common stock.

    NAME AND ADDRESS OF          AMOUNT AND NATURE OF          PERCENT
     BENEFICIAL OWNER           BENEFICIAL OWNERSHIP(1)        OF CLASS(2)
---------------------------     -----------------------        -----------
Michael R. Budagher                  2,370,000(3)                57.91%
12001 Hwy 14 North
Cedar Crest, New Mexico 87001

Bruce P. Budagher                      307,750(4)                 7.52%
12001 Hwy 14 North
Cedar Crest, New Mexico 87001

John D. Emery                           11,500(5)                  *
Corporate Development Center, Inc.
1613 University Blvd.
Albuquerque, New Mexico 87102

Terry D. Farmer                         10,000(5)                  *
Moses, Dunn, Farmer & Tuthill, P.C.
612 First Street N.W.
Albuquerque, New Mexico 87102

Jon D. Word                             10,000(5)                  *
10526 City Lights Drive, N.E.
Albuquerque, New Mexico 87111

All directors and executive          2,401,500(6)                58.26%
officers as a group, including
those names above (4 persons)
----------------
*Less than 1.0%

(1) Unless otherwise noted and subject to community property laws, where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
(2) Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group.
(3) Consists entirely of shares owned by the Budagher Family Limited Partnership #1 (the "Budagher Family Partnership") of which Michael R. Budagher is the sole general partner. As the sole general partner of the Budagher Family Partnership, Michael R. Budagher has sole voting and investment power with respect to these is shares.
(4)  Includes 7,500 shares subject to options exercisable within 60 days.
(5)  Includes 10,000 shares subject to options exercisable within 60 days.
(6)  Includes 30,000 shares subject to options exercisable within 60 days.

                            EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

          The following tables set forth certain information regarding compensation, aggregate stock option grants and exercises during the fiscal year ended June 30, 1996 and fiscal year-end stock option values for the Chief Executive Officer and each Named Executive Officer.

                           SUMMARY COMPENSATION TABLE

===================================================================================================
    Annual Compensation                             Long Term Compensation
    -------------------                             ----------------------
                                                     Awards       Payouts
                                                     ------       -------
                                         Other     Restricted    Securities               All other
Name and                                 Annual      Stock       Underlying     LTIP       Compen-
Principal           Salary      Bonus    Comp.      Award(s)      Options/     Payouts    sation(1)
Position      Year   ($)         ($)      ($)         ($)         SARs (#)      ($)         ($)
---------     ----  --------   ------    ------    ----------    ----------    -------    ---------
Michael R.    1996  $ 85,000     --       --          --            --           --           --
Budagher      1995  $100,000     --       --          --            --           --        $16,374
(C.E.O.)      1994  $117,645     --       --          --            --           --           --
===================================================================================================

(1) Reflects employer contributions under the Specialty Constructors, Inc. Profit Sharing Plan.

          Neither the Chief Executive Officer nor any Named Executive Officer received personal benefits, securities or property in excess of the lesser of $50,000 or 10% of such individual's reported salary and bonus. Neither the Chief Executive Officer nor any Named Executive Officer has any employment agreement with the Company or any of its subsidiaries.

Stock Options

          No options to purchase Common Stock of the Company were granted to the Chief Executive Officer or any Named Executive Officer in the fiscal year ended June 30, 1996. At June 30, 1996, neither the Chief Executive Officer nor any Named Acceptive Officer held any unexercised options to purchase shares of the Company's common stock and no such options were exercised during the fiscal year ended June 30, 1996.

Compensation of Directors

          Directors receive $500 for each Board of Directors meeting attended and reimbursement for expenses incurred in attending such meetings. In addition, Directors who serve on committees receive $100 per hour for time spent attending meetings of such committees.

Benefit Plans

The Amended and Restated 1994 Option Plan

          The Company's 1994 Option Plan was approved by the Board of Directors and Stockholders of the Company on May 16, 1994 to provide for the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986 as amended. A total of 100,000 shares of Common Stock was originally authorized and reserved for issuance under the 1994 Option Plan subject to adjustment to reflect changes in the Company's capitalization in the case of a stock split, stock dividend or similar event. In addition, during fiscal 1996, the Board of Directors approved the amendment and restatement of the 1994 Option Plan (as amended and restated, the "Amended and Restated 1994 Option Plan") to increase the number of shares authorized for issuance under the 1994 Option Plan from 100,000 to 400,000. The effectiveness of the Amended and Restated 1994 Option Plan and the grant of certain options under the Amended and Restated 1994 Option Plan to employees and advisors during fiscal 1996 were made subject to ratification of the Amended and Restated 1994 Option Plan by the Company's stockholders and is the subject of Proposal III discussed below. A copy of the Amended and Restated 1994 Option Plan is attached as Exhibit 10.4 to this Proxy Statement. The Amended and Restated 1994 Option Plan is administered by the Compensation Committee, which consists of the Company's three Outside Directors. Outside Directors means only those directors of the Company or a subsidiary of the Company who are not regular salaried employees of either the Company or a subsidiary as of the date the option is granted. The Compensation Committee has the sole authority to interpret the Amended and Restated 1994 Incentive Stock Option Plan; provided that, (i) the exercise price of each option granted under the 1994 Incentive Stock Option Plan may not be less than the fair market value of the Common Stock on the day of the grant of the option, (ii) the exercise price must be paid in cash and or stock upon exercise of the option, (iii) no option may be exercisable for more than 10 years after the date of grant, and (iv) no option is transferable other than by will or the laws of descent and distribution. No option is exercisable after an optionee who is an employee of the Company ceases to be employed by the Company or a subsidiary of the Company, subject to the right of the Compensation Committee to extend the exercise period for not more than 90 days following the date of termination of an optionee's employment. An optionee who was a director or advisor may exercise his option at any time within 90 days after such optionee's status as a director or advisor terminates to the extent he was entitled to exercise such option at the date of termination of his status. If an optionee's employment is terminated by reason of disability, the Compensation Committee has the authority to extend the exercise period for not more than one year following the date of termination of the optionee's employment or service as an advisor or director. If an optionee dies and shall hold options not fully exercised, such options may be exercised in whole or in part within one year of the optionee's death by the executors or administrators of the optionee's estate or by the optionee's heirs. The vesting period, if any, specified for each option will be accelerated upon the occurrence of a change of control or threatened change of control of the Company.

          As of September 18, 1996, 29,695 options had been issued and remained outstanding under the Amended and Restated 1994 Option Plan which issuance was not subject to approval by the Company's stockholders of Proposal III described below. In addition, as of September 18, 1996, 270,000 options had been issued under the Amended and Restated 1994 Option Plan subject to approval by the Company's stockholders of Proposal III described below. If Proposal III is approved by the Company's stockholders, then 100,305 options will remain available for issuance under the Amended and Restated 1994 Option Plan.

          A total of 277,500 options were granted under the Amended and Restated 1994 Option Plan during the fiscal year ended June 30, 1996, of which 270,000 options were granted subject to approval by the Company's stockholders of Proposal III described below. As of September 18, 1996, none of the shares of Common Stock reserved for issuance under the Amended and Restated 1994 Option Plan had been issued.

The Outside Directors Stock Option Plan

          The Outside Directors Stock Option Plan (the "Outside Directors Option Plan") was approved by the Board of Directors and Stockholders of the Company on May 16, 1994. A total of 50,000 shares of Common Stock has been authorized and reserved for issuance under the Outside Directors Option Plan, subject to adjustment to reflect changes in the Company's capitalization in the case of a stock split, stock dividend or similar event. The Outside Directors Option Plan is currently administered by the entire Board of Directors. Until June 14, 1996, the Outside Directors Option Plan was administered by the Stock Option Committee of the Board of Directors which consisted of Michael R. Budagher and Kari A. Young. Following Ms. Young's resignation on June 14, 1996 as Chief Financial Officer, Treasurer, Secretary and a Director of the Company, in accordance with the terms of the Outside Directors Option Plan, the Outside Directors Option Plan began being administered by the entire Board of Directors. Currently, the Board of Directors has the sole authority to interpret the Outside Directors Option Plan to determine the persons to whom options will be granted, to determine the basis upon which the options will be granted and to determine the exercise price, duration and other terms of options to be granted under the Outside Directors Option Plan; provided that, (i) the exercise price of each option granted under the Plan may not be less than the fair market value of the Common Stock on the day of the grant of the option, (ii) the exercise price must be paid in cash and or stock upon exercise of the option, (iii) no option may be exercisable for more than 10 years after the date of grant, and (iv) no option is transferable other than by will or the laws of descent and distribution. If an optionee's status as an Outside Director is terminated for any reason other than death, the optionee may exercise his option at any time within 90 days after such termination to the extent it was then exercisable. If an optionee dies while an Outside Director and shall not have fully exercised options granted under the Outside Directors Option Plan, such options may be exercised in whole or in part within six months of the optionee's death by the executors or administrators of the optionee's estate or by the optionee's heirs. The vesting period, if any, specified for each option will be accelerated upon the occurrence of a change of control or threatened change of control of the Company.

          Options under the Outside Directors Option Plan are granted only to Outside Directors. Outside Directors shall mean only those directors of the Company or a subsidiary of the Company who are not regular salaried employees of either the Company or a subsidiary as of the date the option is granted. As of September 18, 1996, 30,000 options had been issued under the Outside Directors Stock Option Plan and 20,000 options remain available for issuance under the Outside Directors Stock Option Plan. No stock options were granted under the Outside Directors Stock Plan during the fiscal year ended June 30, 1996. As of September 18, 1996, none of the shares of Common Stock reserved for issuance under the Outside Directors Option Plan had been issued.

         MATTERS TO BE ACTED UPON BY THE STOCKHOLDERS AT THE MEETING.

                                  PROPOSAL I

                             ELECTION OF DIRECTORS

Election

The By-Laws of the Company provide that the Board of Directors shall be composed of one (1) to seven (7) Directors, with such number to be fixed by the Board of Directors. Following the resignation of the Ms. Kari A. Young on June 14, 1996 as Chief Financial Officer, Treasurer, Secretary and a Director of the Company, the Board of Directors reduced the number of Directors comprising the Board of Directors from five (5) to four (4). Currently, the number of Directors of the Company, as fixed by the Board of Directors, is four (4) Directors. The Company is nominating four (4) Directors, all of whom are bing nominated for re-election at the Meeting. Each of the four (4) Directors to be elected at the Meeting will be elected by the holders of the Common Stock.

Set forth below is certain information with respect to the persons nominated by the Board of Directors. With respect to each such person, such information includes his age, the period during which he has served as a Director of the Company and his principal occupation and employment during the past five years. All nominees are currently Directors of the Company. Unless otherwise specified on the enclosed proxy card, each proxy received from the holders of shares of Common Stock will be voted for the election as Directors of the four (4) nominees named below as nominees to serve until the next annual meeting of stockholders and until a successor in office shall be duly elected and qualified. Each of the nominees has consented to be named as a nominee in this Proxy Statement and to serve as a Director if elected. Should any nominee become unable or unwilling to accept his nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the Board of Directors.

Vote Required for Approval

The four (4) Directors are required to be elected by a plurality of the votes cast as to the subject Board seat. Votes may be cast in favor of or withheld for any or all of the appropriate nominees. Unless otherwise instructed by a record holder submitting a proxy, the persons named in a proxy will vote the shares represented thereby for the election of all such appropriate nominees. Abstentions and broker non-votes will not be counted toward a nominee's achievement of a plurality and thus will have no effect on the outcome of the election of Directors.

The Board of Directors unanimously recommends a vote FOR each of the nominees listed below.

The following persons have been nominated for election as Directors:

                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

Name                      Age                        Description
----                      ---                        -----------
Michael R. Budagher(1)     38  Mr. Budagher founded the Company in 1981 and has
                               been Chairman of the Board, President, Chief
                               Executive Officer and a Director of the Company since its inception. Mr. Budagher was appointed
                               Treasurer of the Company in June, 1996. Mr.
                               Budagher is also a founder, stockholder and President of Specialty Antenna Site Resources,
                               Inc. ("SASR") and a founder, stockholder and President of Specialty Constructors Coatings,
                               Inc. ("SCC"). See "ITEM 12. CERTAIN RELATIONSHIPS
                               AND RELATED TRANSACTIONS."

John D. Emery(2)(3)        49  Mr. Emery has been a Director of the Company
                               since 1994. For more than five years, Mr. Emery has been president of Corporate Development
                               Center, Inc., a consulting firm specializing in assisting fast growth companies, arranging mergers and acquisitions, rendering expert valuations, and providing crisis management services to businesses. In addition, Mr. Emery has taught Entrepreneurship, Business Ethics and Organizational Environment, and Business Policy and Strategy at the University of New Mexico. Mr.
                               Emery holds a Master of Business Administration from the Harvard Business School.

Terry D. Farmer(2)(3)      47  Mr. Farmer has been a Director of the Company
                               since 1994. Mr. Farmer has been a stockholder, officer and director of the Albuquerque law firm of Moses, Dunn, Farmer & Tuthill, P.C. for more than five years. Mr. Farmer is a past President of the Albuquerque Lawyers Club and the Young
                               Lawyers Division of the State Bar of New Mexico.
                               In 1994, Mr. Farmer was elected a fellow in the New Mexico Bar Foundation. See "ITEM 12. CERTAIN
                               RELATIONSHIPS AND RELATED TRANSACTIONS."

Jon D. Word(2)(3)          36  Mr. Word has been a Director of the Company since
                               1994. Mr. Word has been President and Chief
                               Executive Officer of Contact New Mexico, L.P., a paging and messaging service provider in New
                               Mexico and Southern Colorado since August, 1992.
                               Mr. Word also is an owner and director of Rural
                               Telco, Inc., a cellular telephone provider in North Carolina and is President and Director of Word SMR, Inc. which holds specialized mobile radio licenses in several locations throughout the United States. In 1991 and 1992, Mr. Word was a consultant in the wireless telecommunciations industry and from 1988 through 1991 he was Vice
                               President of Operations for Cellular Information
                               Systems, Inc., a wireless communications company.
                               Mr. Word received a Bachelor of Science Degree from Texas A&M University in 1984.

--------------------
(1)     Member of the Stock Option Committee.
(2)     Member of the Audit Committee.
(3)     Member of the Compensation Committee.

Meetings of the Board of Directors and its Committees

          During the fiscal year ended June 30, 1996, there were four (4) meetings of the full Board of Directors. All nominees attended at least 75% of the meetings held during their terms as Directors. The Company's Board of Directors has an Audit Committee, a Compensation Committee and a Stock Option Committee. Each committee met at least once during the fiscal year ended June 30, 1996. All committee members attended at least 75% of all committee meetings held during their terms as members of such committees.

          Audit Committee. The Audit Committee is currently composed of three
(3) non-employee Directors. The current members of the Audit Committee are Messrs. Emery, Farmer and Word. This committee meets with the Company's independent public accountants to review the scope and results of auditing procedures and the Company's accounting procedures and controls. The Audit Committee also provides general oversight with respect to the accounting principles employed in the Company's financial reporting. The Audit Committee met one (1) time during the fiscal year ended June 30, 1996.

          Compensation Committee. The Compensation Committee is composed of three (3) non-employee Directors. The current members of the Compensation Committee are Messrs. Emery, Farmer and Word. The Compensation Committee is responsible for determining and reviewing the compensation of the officers of the Company, including the Company's Chief Executive Officer. The Compensation Committee determines and reviews executive bonus plan targets and allocations and administers the terms and provisions of the Company's 1994 Option Plan. The Compensation Committee met one (1) time during the fiscal year ended June 30, 1996.

          Stock Option Committee. The Stock Option Committee is composed of two
(2) Directors who are not eligible to receive stock options under the Company's Outside Directors' Stock Option Plan (the "Outside Directors' Stock Option Plan"). Currently, Mr. Budagher is a member of the Stock Option Committee and a vacancy exists on the Stock Option Committee which was caused by the resignation on June 14, 1996 of Ms. Kari A. Young as the Company's Chief Financial Officer, Assistant Secretary, Treasurer and a Director and a member of the Stock Option Committee. Normally, the Stock Option Committee administers the terms and provisions of the Outside Directors' Plan. However, due to the vacancy created by the resignation of Ms. Young, in accordance with the terms of the Outside Directors' Plan, the Outside Directors' Plan currently is being administered by the entire Board of Directors. The Stock Option Committee met one (1) time during the fiscal year ended June 30, 1996.

                                  PROPOSAL II

                   APPROVAL OF AN AMENDMENT TO THE COMPANY'S
              ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF
                    AUTHORIZED SHARES OF COMMON STOCK FROM
                            7,500,000 to 10,000,000

          On September 16, 1996, the Board of Directors unanimously adopted a resolution approving a proposal to amend the first paragraph of Article Three of the Company's Articles of Incorporation increasing the number of shares of Common Stock which the Company is authorized to issue from 7,500,000 to 10,000,000. The Board of Directors determined that such an amendment is advisable and directed that the proposed amendment be considered by the Company's stockholders at the Meeting.

          The full text of the first paragraph of Article Three of the Company's Articles of Incorporation, if amended as proposed, will be as follows:

          "Section 3.01. Number and Class. The amount of the total authorized
                         ----------------
          capital stock of this corporation is TEN MILLION (10,000,000) shares, par value one cent ($.01) per share, designated as common stock. The Common Stock may be issued from time to time without action by the stockholders. The Common Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors."

          The relative rights and limitations of the Common Stock would remain unchanged under the proposed amendment. A copy of the proposed amendment is attached as Exhibit A to this Proxy Statement.

Purposes and Effects of Increasing the Number of Authorized Shares of Common
Stock

          The proposed amendment would increase the number of shares of Common Stock which the Company is authorized to issue from 7,500,000 to 10,000,000. The additional 2,500,000 shares, if and when used, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The holders of Common Stock of the Company are not entitled to preemptive rights or cumulative voting.

          On the Record Date, the Company had 4,092,308 shares of Common Stock issued and outstanding. In addition, as of such date, an aggregate of approximately 800,000 shares of Common Stock were reserved or allocated for issuance by the Company (i) pursuant to the Company's 1994 Option Plan; (ii) upon exercise of the Company's Redeemable Common Stock Purchase warrants issued in connection with its 1994 initial public offering; (iii) upon exercise of the Underwriter's Warrants issued in connection with its 1994 initial public offering and the Redeemable Common Stock Purchase Warrants underlying said Underwriter's Warrants; and (iv) pursuant to its Outside Directors Option Plan. Subject to approval by the Company's stockholders of Proposal III described below, an additional 300,000 shares of Common Stock were reserved for issuance by the Company pursuant to the Company's Amended and Restated 1994 Option Plan.

          After taking into account the number of currently issued and outstanding shares of Common Stock together with the shares of Common Stock reserved or allocated for issuance by the Company, the Company has 2,607,692 shares of Common Stock which remain unreserved for issuance if Proposal III described below is not approved by the Company's stockholders and 2,307,692 shares of Common Stock which remain unreserved for issuance if Proposal III described below is so approved. The Board of Directors recommends the proposed increase in the authorized number of shares of Common Stock to ensure that an adequate number of authorized and unissued shares is available principally for
(i) the raising of additional capital for the operations of the Company and (ii) the financing of the acquisitions of other businesses. Except as described above, there are currently no plans or arrangements relating to the issuance of any of the additional shares of Common Stock proposed to be authorized and such shares would be available for issuance without further action by stockholders, unless required by the Company's Articles of Incorporation, its By-Laws or by applicable law.

          The increase in the number of authorized shares of Common Stock has not been proposed for any anti-takeover-related purpose, and the Board of Directors and management of the Company have no knowledge of any current effort to obtain control of the Company or accumulate large amounts of its Common Stock. However, the availability of additional shares of Common Stock could make any attempt to gain control of the Company or of the Board of Directors more difficult. Shares of authorized but unissued Common Stock could be issued in an effort to dilute the stock ownership and voting power of any person or entity desiring to acquire control of the Company, which might have the effect of discouraging or making less likely such a change of control. Such shares could also be issued to other persons or entities who support the Board of Directors in opposing a takeover attempt that the Board of Directors has deemed not to be in the best interests of the Company and its stockholders.

Effective Date of Proposed Amendment

          If the proposed amendment to Article Three of the Company's Articles of Incorporation is adopted by the required vote of the Company's stockholders, such amendment will become effective upon the filing by the Company of Articles of Amendment to the Company's Articles of Incorporation with the Secretary of the State of Nevada, which is expected to be accomplished as soon as practicable after stockholder approval is obtained.

Vote Required for Approval

          The proposal to approve the amendment to the Company's Articlese of Incorporation to increase the number of authorized shares of Common Stock to 10,000,000 shares of Common Stock described above requires the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting for its approval. Abstentions may be specified on the proxy and will be considered present at the Meeting, but will not be counted as affirmative votes.

Abstentions, therefore, will have the practical effect of voting against the proposal because the affirmative vote of a majority of the shares present at the Meeting is required to approve the proposal. Broker non-votes are considered not present at the Meeting and, therefore, will not be voted or have any effect on the proposal.

          The Board of Directors unanimously recommends a vote FOR this prposal.

                                 PROPOSAL III

        APPROVAL OF AMENDMENTS TO THE COMPANY'S 1994 STOCK OPTION PLAN

The Proposal

          At the Meeting, there will be presented to the stockholders a proposal to ratify and approve the amendment and restatement of the Company's 1994 Incentive Stock Option Plan (the "1994 Option Plan" and as amended and restated, the "Amended and Restated 1994 Option Plan") pursuant to which the number of shares of Common Stock available for awards under the 1994 Option Plan was increased from 100,000 to 400,000.

          During the fiscal year ended June 30, 1996, options to purchase a total of 270,000 shares of Common Stock were under the Amended and Restated 1994 Option Plan subject to approval of by the Company's stockholders of this Proposal III. Of these options, 30,000 options were granted to the Company's chief accounting officer, Dennis K. Hartnett in connection with the execution of his employment agreement with the Company in June 1996. In addition, a total of 240,000 of such options were previously granted to three non-executive officer employees and one advisor of the Company in connection with the execution of their employment or engagement agreements with the Company in May 1996 (collectively, the options granted to these persons and to Mr. Hartnett are referred to as the "1996 Option Grants"). All the 1996 Option Grants were made subject to stockholder approval of this Proposal III. The options granted pursuant to the 1996 Option Grants vest in installments beginning on July 1, 1996 and ending on July 1, 1998. In its continuing effort to tailor the Company's compensation package to the realities of the market and the interests of the Company's stockholders, the Board of Directors believes the 1996 Option Grants and the availability of additional options for grant in the future under the Amended and Restated 1994 Option Plan will serve to strengthen the mutuality of interests between the Company's line managers and the Company's stockholders. Except for options granted to Dennis K. Hartnett, the Company's chief accounting officer, none of the options described in the foregoing paragraphs which are subject to this Proposal III were granted to any executive officer or director of the Company.

          The Board of Directors believes that the Amended and Restated 1994 Option Plan is the proper mechanism through which to provide incentives to all members of the Company's management team to increase stockholder value.

          The changes to the 1994 Option Plan will not be effective unless and until stockholder approval of the Amended and Restated 1994 Option Plan is obtained. The Board of Directors believes that the ratification and approval of the Amended and Restated 1994 Option Plan by stockholders is an important factor in the Company's ability to attract and retain high-quality employees and advisors and non-employee Directors. If this proposal is not approved by the stockholders, none of the options granted or proposed to be granted as described above will be issuable either pursuant to the 1994 Option Plan or pursuant to the employment agreements described above. The effectiveness of the ratification and approval of the Amended and Restated 1994 Option Plan is not contingent upon approval of Proposal II.

          If the proposed ratification and approval of the Amended and Restated 1994 Option Plan amendment is not approved at the Meeting, the only options issuable pursuant to the 1994 Option Plan will be options pertaining to shares as to which options remain available for issuance under the 1994 Option Plan.

Vote Required for Approval

          The proposal to approve the ratification and approval of the Amended and Restated 1994 Option Plan described above requires the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting for its approval. Abstentions may be specified on the proxy and will be considered present at the Meeting, but will not be counted as affirmative votes. Abstentions, therefore, will have the practical effect of voting against the proposal because the affirmative vote of a majority of the shares present at the Meeting is required to approve the proposal. Broker non-votes are considered not present at the Meeting and, therefore, will not be voted or have any effect on the proposal.

Summary Description of the Amended and Restated 1994 Option Plan, as it applies to Proposal III.

          In May 1994 the Board of Directors adopted and the stockholders of the Company approved the Company's 1994 Option Plan. The 1994 Option Plan also was ratified by a majority of the Company's stockholders at the Company's annual meeting of stockholders on November 10, 1995. As in effect, the 1994 Option Plan provides for the granting of options intended to qualify as incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). On May 23, 1996 the Board resolved to amend the 1994 Option Plan, subject to receipt of stockholder approval at the Meeting. Accordingly, the Board of Directors has adopted the Amended and Restated 1994 Option Plan set forth as Exhibit 10.4 to this Proxy Statement, subject to approval by the Company's stockholders of this Proposal III. The description of the First Amendment to 1994 Option Plan contained herein is qualified in its entirety by reference to such Exhibit.

General.

          Persons eligible for participation in the Amended and Restated 1994 Option Plan include officers, directors, employees and advisors who perform services for the Company or a subsidiary company, and non-employee directors ("Eligible Participants"). Only Eligible Participants who are officers or other employees of the Company or a subsidiary company are eligible to receive ISOs. All Eligible Participants are eligible to receive options under the Amended and Restated 1994 Option Plan that do not qualify for treatment as ISOs ("Non-qualified Stock Options" or "NQSOs") and together with ISOs, "Stock Options"). Under the terms of the current 1994 Option Plan, options to purchase 100,000 shares of Common Stock are available for issuance. Approval and ratification of the proposed Amended and Restated 1994 Option Plan would increase the maximum number of shares of Common Stock that would be issuable under the 1994 Option Plan by an additional 300,000 shares.

Administration.

          The Amended and Restated 1994 Option Plan is administered by a committee of the Board consisting of not less than two persons who are "disinterested persons" under Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act") and "outside directors" under Section 162(m) of the Code (the "Committee"). The Committee has full power to administer and interpret the Amended and Restated 1994 Option Plan. The Company's Compensation Committee serves as the "Committee" for the 1994 Option Plan.

The Shares.

          Each of the Stock Options will be granted for a term of ten years from the date of grant, subject to earlier termination on the optionee's death, disability or termination of employment or other relationship with the Company. The Stock Options are subject to vesting, which commences on the date of grant and ends on the date or dates determined by the Committee. In the event of a change of control, as defined in the Amended and Restated 1994 Option Plan, all options granted become immediately vested and exercisable. The Stock Options are not assignable or otherwise transferrable except by will or the laws of descent and distribution and, if permitted under Rule 16b-3 of the Exchange Act and the Committee, pursuant to a qualified domestic relations order as defined under the Code or Title I of ERISA. The exercise price of the Stock Option is payable in cash, or, with the consent of the Committee, by delivering shares of Common Stock already owned by the optionee, by a combination of cash and shares, or by delivering a note approved by the Committee at the time of grant. Shares subject to Stock Options granted under the Amended and Restated 1994 Option Plan which lapse or terminate may again be granted under the Amended and Restated 1994 Option Plan. The Committee may offer to exchange new options for existing options, with the shares subject to the existing options being again available for grant under the Amended and Restated 1994 Option Plan.

Amendments.

          The Committee has the full authority to amend the Amended and Restated 1994 Option Plan, except that stockholder approval is required to (i) increase the number of shares available for the Amended and Restated 1994 Option Plan,
(ii) materially increase the benefits accruing to optionees, (iii) materially modify the eligibility requirements for options granted under the Amended and Restated 1994 Option Plan, (iv) increase the number of shares for which any optionee may be granted Stock Options, or (v) modify the provisions for determining fair market value under the Amended and Restated 1994 Option Plan. If approved and ratified by the Company's stockholders, the Amended and Restated 1994 Option Plan shall be effective as of May 23, 1996, and will terminate on May 23, 2006, the tenth anniversary of its effective date.

Federal Income Tax Consequences.

          The federal income tax consequences of an optionee's participation in the 1994 Option Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to Stock Options. The tax consequences of a Stock Option depend on whether the Stock Option is an ISO or a NQSO. An optionee will not recognize income at the time of a grant or exercise of an ISO and the Company may not deduct the related expense at those times. However, for purposes of the alternative minimum tax, the difference between the exercise price and the fair market value of the stock will be included in alternative minimum tax income. The optionee has a taxable event only upon a later sale or disposition of the stock acquired pursuant to the exercise of the ISO. The tax treatment of the disposition of the stock will depend on when the optionee disposes of the stock. An optionee who sells stock acquired pursuant to the exercise of an ISO within one year from the date of exercise or within two years of the date of grant will recognize capital gain on the sale of the stock and ordinary income equal to the difference between the ISO's exercise price and the fair market value of the stock. An optionee who disposes of stock after a date that is both two years after the grant and one year after its exercise will recognize capital gain equal to the difference between the amount received on disposition and the adjusted basis in the stock.

          A different set of rules govern NQSOs. There are no federal income tax consequences to the optionee or the Company upon the grant of NQSOs. Upon exercise of a NQSO, the optionee will recognize ordinary income in the amount by which the fair market value of the Stock Option exceeds the exercise price of the Stock Option. The Company is allowed a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the optionee at the time of exercise of NQSOs. The optionee's holding period for purposes of determining whether any subsequently realized gain or loss will be long-term or short-term will begin at the time the optionee recognizes ordinary income. If, at the time of issuance of the option shares, the optionee is subject to the restrictions of Section 16(b) of the Exchange Act, then the optionee generally will recognize ordinary income as of the later of (i) the date of exercise, or
(ii) the expiration of six months from the date of option grant, based upon the difference between the fair market value of the option shares at such time and the exercise price.

          Section 162(m). Under Section 162(m) of the Code, the Company may be precluded from claiming a federal income tax deduction for total remuneration in excess of $1,000,000 paid to the chief executive officer or to any of the other four most highly compensated officers in any one year. Total remuneration would include amounts received upon the exercise of Stock Options granted after February 17, 1993. An exception does exist, however, for "performance-based" remuneration, including amounts received upon the exercise of Stock Options pursuant to a plan approved by stockholders that meets certain requirements.
The Option Plan is intended to make option grants thereunder meet the requirements of "performance-based" remuneration.

          The Board of Directors unanimously recommends a vote FOR this proposal.

                                  PROPOSAL IV

    RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

          The Board of Directors has, subject to the ratification by the stockholders, appointed KPMG Peat Marwick LLP, independent certified public accountants, to audit the financial statements of the Company for the fiscal year ending June

30, 1997. KPMG Peat Marwick, LLP has audited the financial statements of the Company for each of the three fiscal years ended June 30, 1996.

Vote Required for Approval

          The proposal to ratify the appointment of KPMG Peat Marwick LLP requiresthe affirmative vote of the majority of shares present in person or represented by proxy at the Meeting for its approval. Abstentions may be specified on the proposal and will be considered present at the Meeting, but will not be counted as affirmative votes. Abstentions, therefore, will have the practical effect of voting against the proposal because the affirmative vote of a majority of the shares present at the Meeting is required to approve the proposal. Broker non-votes are considered not present at the Meeting and, therefore, will not be voted or have any effect on the proposal.

          The Board of Directors unanimously recommends a vote FOR this proposal.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Set forth below is a description concerning transactions which may not otherwise be described herein by and between the Company and/or its affiliates and other persons or entities affiliated with the Company or its affiliates. The Company is of the view that each of such transactions was on terms no less favorable to the Company than would otherwise have been available to the Company in transactions with unaffiliated third parties, if available at all.

          Michael R. Budagher owns 52% of SASR. In 1990, SASR acquired approximately 200 microwave towers and related land from Western Union for future sale. SASR has sold approximately 95% of these towers. The Company did not transact any business with SASR during fiscal 1996. However, in fiscal 1994 and 1995, the Company received $13,974 and $1,200, respectively, for services provided to SASR and, for these respective fiscal years, provided management services to SASR in exchange for the use of the certain equipment in the amount of $25,700 and none. The relationship with SASR is expected to be negligible in the future.

          At September 1, 1996, Michael R. Budagher owned 50% of SCC. SCC provides lead abatement services and finishes or refinishes metal structures, principally water towers. During the years ended June 30, 1994, 1995 and 1996, the Company had paid $17,449, $170,260 and $401,587, respectively, for services provided by SCC to the Company. This relationship is expected to continue in the indefinite future.

          At September 1, 1996, Bruce P. Budagher, vice president of Specialty Constructors and the brother of Michael R. Budagher, and Sheril E. Budagher, the spouse of Michael R. Budagher, owned all of the outstanding stock of SMI. Prior to August, 1996, Kari A. Young, who resigned in June, 1996 as Chief Financial Officer, Secretary, Assistant Treasurer and a Director of the Company, owned 1/3 of the outstanding stock of SMI. Ms. Young's SMI stock was repurchased by SM as of August, 1996. SMI manufactures devices that ground electric transmission lines. The Company buys these devices from SMI for use in connection with certain of the Company's wireless infrastructure building operations. During the 1994, 1995 and 1996 fiscal years, the Company purchased $6,403, $12,065 and $13,285, respectively, of SMI products. This relationship is expected to continue in the indefinite future.

          The Company has utilized contract labor from Budagher's Nursery, Inc., a company wholly owned by William J. Budagher, a brother of Michael R. Budagher and Bruce P. Budagher. The Company paid $192,493, $126,884 and $92,391 for contract labor services provided by Budagher's Nursery, Inc. for the years ended June 30, 1994, 1995 and 1996, respectively.

          The Company leases its office building from Michael R. Budagher and the spouse of Michael R. Budagher. The building has 6,400 square feet for which the Company leases 5,400 square feet and pays $16,800 annually for the space. Management of the Company believes that the rent for the space is at least as favorable as could have been negotiated in an arms length transaction. The Company also leases a vehicle from Bruce P. Budagher.

          There are numerous conflicts of interest between the Company and its affiliates, particularly between the Company and entities that are affiliated with individuals having executive responsibility for the Company. Typically, these include the possibility of channeling business to entities other than the Company that is more appropriately business of the Company, the Company paying excessive prices to affiliated entities, or the Company subsidizing the affiliated entity by charging less than market rates.

          Management of the Company believes that entities presently owned by affiliates of the Company operate in businesses that are clearly distinct from those of the Company. SCC operations are primarily involved in specialized coatings and lead abatement of elevated water structures. Its activities require skills that are different from those required by the Company and includes a high level of environmental risk. To date, the Board of Directors did not want the Company to be involved with environmental concerns surrounding lead abatement.

          The Company has extensive experience in costing the services it provides, and management believes that its costing to affiliated entities is consistent with its general costing. Similarly, products or services received by the Company from affiliated entities have been at substantially the same rates charged other enterprises. The Company has compared these rates prior to engagement with independent quotes or with rates charged by other entities. None of the agreements or arrangements with affiliates are subject to adjustment.

          While there has been no independent determination as to the fairness of the Company's transactions with affiliated entities, the Company's Board of Directors has reviewed these transactions and has found the terms of these transactions to be fair and reasonable to the Company. Management believes that the transactions with affiliated entities that occurred in the past have been fair and reasonable to the Company and that practical measures have been taken to assure that any such transactions in the future will be fair and reasonable to the Company. Nonetheless, almost all transactions between the Company and affiliated entities have been with entities that are controlled by Michael R. Budagher. Michael R. Budagher controls the Company. As a result of this control, Michael R. Budagher has the legal power to elect directors and thus elect those that set the Company's policies, including policies involving related party transactions, that is, should Michael R. Budagher determine to have a different policy regarding transactions with affiliates, he has the power to elect directors that would implement that new policy. Michael R. Budagher has no intent to have any transaction with an affiliated entity that is not fair and reasonable to the Company, now or in the future.

          Each of Michael R. Budagher and Bruce P. Budagher have represented to the Company that, notwithstanding his equity or other interest in the businesses other than the Company described herein, he intends to devote substantially all of his efforts during regular business hours to the business of the Company.

          During the 1996 fiscal year, the Company engaged in transactions with the law firm with which Mr. Farmer is associated. During the fiscal year ended June 30, 1996, the Company paid $32,665 to the law firm of Moses, Dunn, Farmer and Tuthill, P.C. Mr. Farmer is a stockholder, officer and director of that firm.

                                 OTHER MATTERS

Stockholder Proposals and Nominations for Directors for the Company's Next Annual Meeting

          Any stockholder who intends to present a proposal for consideration at the Company's next annual meeting of stockholders intended to occur on or about November 1, 1997 must, on or before June 7, 1997, submit his proposal to the Company in order to have the Company consider the inclusion of such proposal in the Company's Proxy Statement and form of proxy relating to such annual meeting. Reference is made to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for information concerning the content and form of such proposal and the manner in which such proposal must be made.

          Nominations for election to the Board of Directors at the Company's next annual meeting may be made only in writing by a stockholder entitled to vote at such annual meeting and must be addressed to the Secretary, Specialty Teleconstructors, Inc., 12001 Hwy. 14 North, Cedar Crest, New Mexico 87008. Nominations must be received by the Secretary on or before June 7, 1997, and must be accompanied by the written consent of the nominee. Nominations should also be accompanied by a description of the nominee's business or professional background and otherwise contain the information required by
Schedule 14A of the Securities Exchange Act of 1934, as amended.

Other Business

          The Board of Directors is not aware of any other matters that may be brought before the Meeting. If other matters not now known come before the Meeting, the persons named in the accompanying form of proxy or their substitutes will vote such proxy in accordance with their judgment.

Section 16(a) Disclosure

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent owners are required by the Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the Company's review of the copies of such forms received by it, the Company believes that, during the fiscal year ended June 30, 1996, all filing requirements applicable to its officers, directors and greater than ten-percent owners were complied with except that Michael R. Budagher failed to timely file one Form 4.

Independent Public Accountants

          Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Annual Report on Form 10-KSB

          A copy of the Company's Annual Report on Form 10-KSB which contains copies of the Company's audited financial statements is being sent to stockholders with this Proxy Statement.

          IN ADDITION, THE COMPANY WILL FURNISH WITHOUT CHARGE TO ANY STOCKHOLDER, UPON THE WRITTEN OR ORAL REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB. REQUESTS FOR THIS REPORT SHOULD BE ADDRESSED TO DENNIS K. HARTNETT, CORPORATE SECRETARY OF SPECIALTY TELECONSTRUCTORS INC., 12001 HWY. 14 NORTH, CEDAR CREST, NEW MEXICO 87008, TELEPHONE NUMBER (505) 281-2197.

                                   EXHIBIT A

                                   AMENDMENT
                                    TO THE
                           ARTICLES OF INCORPORATION
                                      OF
                       SPECIALTY TELECONSTRUCTORS, INC.

TO THE SECRETARY OF STATE OF THE STATE OF NEVADA:

          Pursuant to the provisions of the Nevada Business Corporation Act, Specialty Teleconstructors, Inc., a Nevada corporation (the "Company"), adopts the following Amendment to its Articles of Incorporation by repealing Section
3.01 of Article III thereof in its entirety, and substituting therefor a new
Section 3.01, as follows:

     "Section 3.01. Number and Class. The amount of the total authorized capital
                    ----------------
     stock of this corporation is TEN MILLION (10,000,000) shares, par value one cent ($.01) per share, designated as common stock. The Common Stock may be issued from time to time without action by the stockholders. The Common Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors."

          This Amendment to the Articles of Incorporation was approved by the stockholders of the Company on November 1, 1996, and the number of shares of common stock of the Corporation voting for the Amendment were sufficient for approval.

                               SPECIALTY TELECONSTRUCTORS, INC.

[SEAL]
                               By:
                                  ---------------------------------------------
                                  Michael R. Budagher, Chief Executive Officer, President and Treasurer
ATTEST:

-----------------------------
Dennis K. Hartnett, Secretary

STATE OF NEW MEXICO   )
                      )  SS:
COUNTY OF BERNALILLO  )

          Before me, _______________________________, a Notary Public in and for
said County and State, personally appeared Michael R. Budagher, who acknowledged before me that he is the Chief Executive Officer, President and Treasurer of Specialty Teleconstructors, Inc., a Nevada corporation, and that he signed the foregoing Amendment to the Articles of Incorporation of Specialty Teleconstructors, Inc. as his free and voluntary act and deed, for the uses and purposes therein set forth, and that the facts contained therein are true.

          In witness whereof I have hereunto set my hand and seal this ____ day of November, 1996.

                               ------------------------------------------------
                                                  Notary Public
My Commission Expires:

------------------------------

                                 Exhibit 10.4

                  AMENDED AND RESTATED 1994 STOCK OPTION PLAN

                                      OF

                       SPECIALTY TELECONSTRUCTORS, INC.


     1.   Purpose of Plan.  This Amended and Restated 1994 Stock Option Plan
          ---------------
("Plan") is intended to encourage ownership of the common stock of SPECIALTY TELECONSTRUCTORS, INC. ("Company") by certain officers, directors, employees and advisors of the Company or any Subsidiary or Subsidiaries of the Company (as hereinafter defined) in order to provide additional incentive for such persons to promote the success and the business of the Company or its Subsidiaries and to encourage them to remain in the employ of the Company or its Subsidiaries by providing such persons an opportunity to benefit from any appreciation of the common stock of the Company through the issuance of stock options and related stock appreciation rights to such persons in accordance with the terms of the Plan. It is further intended that options granted pursuant to this Plan shall constitute either incentive stock options ("Incentive Options") within the meaning of Section 422 (formerly Section 422A) of the Internal Revenue Code of 1986, as amended ("Code"), or options which do not constitute Incentive Options ("Nonqualified Options") as determined by the Committee (as hereinafter defined) at the time of issuance of such options. Incentive Options, Nonqualified Options and Reload Options (as defined in Section 11 hereof) are herein sometimes referred to collectively as "Options". As used herein, the term Subsidiary or Subsidiaries shall mean any corporation (other than the employer corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     2.   Stock Subject to the Plan. Subject to adjustment as provided in
          -------------------------
Section 14 hereof, there will be reserved for the use upon the exercise of Options to be granted from time to time under the Plan, an aggregate of four hundred thousand (400,000) shares of the common stock, no par value, of the Company ("Common Stock"), which shares in whole or in part shall be authorized, but unissued, shares of the Common Stock or issued shares of Common Stock which shall have been reacquired by the Company as determined from time to time by the Board of Directors of the Company ("Board of Directors"). To determine the number of shares of Common Stock available at any time for the granting of Options under the Plan, there shall be deducted from the total number of reserved shares of Common Stock, the number of shares of Common Stock in respect of which Options have been granted pursuant to the Plan which remain outstanding or which have been exercised. If and to the extent that any Option to purchase reserved shares shall not be exercised by the optionee for any reason or if such Option to purchase shall terminate as provided herein, such shares which have not been so purchased hereunder shall again become available for the purposes of the Plan unless the Plan shall have been terminated, but such unpurchased shares shall not be deemed to increase the aggregate number of shares specified above to be reserved for purposes of the Plan (subject to adjustment as provided in Section 14 hereof).

     3.   Administration of the Plan.
          --------------------------

          (a) General. The Plan shall be administered by a Compensation
              -------
     Committee ("Committee") appointed by the Board of Directors, which Committee shall consist of not less than two (2) members of the Board of Directors who are not eligible to participate in the Plan, and have not, for a period of at least one (1) year prior thereto been eligible to participate in the Plan, except that if at any time there shall be less than two (2) directors who are qualified to serve on the Committee, then the Plan shall be administered by the full Board of Directors. All references in this Plan to the Committee shall be deemed to refer instead to the full Board of Directors at any time there is not a committee of two
     (2) members qualified to act hereunder. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. If the Board of Directors does not designate a Chairman of the Committee, the Committee shall select one of its members as its Chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. Any action of the Committee shall be taken by a majority


AMENDED AND RESTATED 1994 STOCK COMPENSATION PLAN - Page 1 vote of its members at a meeting at which a quorum is present. Notwithstanding the preceding, any action of the Committee may be taken without a meeting by a written consent signed by all of the members, and any action so taken shall be deemed fully as effective as if it had been taken by a vote of the members present in person at the meeting duly called and held. The Committee may appoint a Secretary, shall keep minutes of its meetings, and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

          The Committee shall have the sole authority and power, subject to the express provisions and limitations of the Plan, to construe the Plan and option agreements granted hereunder, and to adopt, prescribe, amend, and rescind rules and regulations relating to the Plan, and to make all determinations necessary or advisable for administering the Plan, including, but not limited to, (i) who shall be granted Options under the Plan, (ii) the term of each Option, (iii) the number of shares covered by such Option, (iv) whether the Option shall constitute an Incentive Option or a Nonqualified Option or a Reload Option, (v) the exercise price for the purchase of the shares of the Common Stock covered by the Option, (vi) the period during which the Option may be exercised, (vii) whether the right to purchase the number of shares covered by the Option shall be fully vested on issuance of the Option so that such shares may be purchased in full at one time or whether the right to purchase such shares shall become vested over a period of time so that such shares may only be purchased in installments, and (viii) the time or times at which Options shall be granted. The Committee's determinations under the Plan, including the above enumerated determinations, need not be uniform and may be made by it selectively among the persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

          The interpretation by the Committee of any provision of the Plan or of any option agreement entered into hereunder with respect to any Incentive Option shall be in accordance with Section 422 of the Code and the regulations issued thereunder, as such section or regulations may be amended from time to time, in order that the rights granted hereunder and under said option agreements shall constitute "Incentive Stock Options" within the meaning of such section. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted hereunder shall be final and conclusive, unless otherwise determined by the Board of Directors. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. Upon issuing an Option under the Plan, the Committee shall report to the Board of Directors the name of the person granted the Option, whether the Option is an Incentive Option or a Nonqualified Option, the number of shares of Common Stock covered by the Option, and the terms and conditions of such Option.

          (b)  Changes in Law Applicable.  If the laws relating to Incentive
               -------------------------
     Options or Nonqualified Options are changed, altered or amended during the term of the Plan, the Board of Directors shall have full authority and power to alter or amend the Plan with respect to Incentive Options or Nonqualified Options, respectively, to conform to such changes in the law without the necessity of obtaining further stockholder approval, unless the changes require such approval.

     4. Types of Awards Under the Plan. Awards under the Plan may be in the form
        ------------------------------
of either Options, alternate stock appreciation rights (as described in Section 10 hereof), or a combination thereof.

     5.   Persons to Whom Options Shall be Granted.
          ----------------------------------------

          (a)  Nonqualified Options. Nonqualified Options shall be granted only
               --------------------
     to officers, directors (other than "Outside Directors" of the Company or a Subsidiary [as hereinafter defined]), employees and advisors of the Company or a Subsidiary who, in the judgment of the Committee, are responsible for or contribute to the management or success of the Company or a Subsidiary and who, at the time of the granting of the Nonqualified Options, are either officers, directors (other than Outside Directors), employees or advisors of the Company or a Subsidiary. As used herein, the term "Outside Director" shall mean any director of the Company or a Subsidiary who is not an employee of the Company or a Subsidiary.

          (b)  Incentive Options.  Incentive Options shall be granted only to
               -----------------
     employees of the Company or a Subsidiary who, in the judgment of the Committee, are responsible for or contribute to the management or success of the Company or a Subsidiary and who, at the time of the granting of the Incentive Option are either an employee of the Company or a Subsidiary. Subject to the provisions of Section 8(g) hereof, no individual shall be granted an Incentive Option who, immediately before such Incentive Option was granted, would own

AMENDED AND RESTATED 1994 STOCK COMPENSATION PLAN - Page 2 more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company ("10% Stockholder").

     6.   Factors to Be Considered in Granting Options.  In making any
          --------------------------------------------
determination as to persons to whom Options shall be granted and as to the number of shares to be covered by such Options, the Committee shall take into account the duties and responsibilities of the respective officers, directors, employees, or advisors, their current and potential contributions to the success of the Company or a Subsidiary, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

     7.   Time of Granting Options. Neither anything contained in the Plan or in
          ------------------------
any resolution adopted or to be adopted by the Board of Directors or the Stockholders of the Company or a Subsidiary nor any action taken by the Committee shall constitute the granting of any Option. The granting of an Option shall be effected only when a written Option Agreement acceptable in form and substance to the Committee, subject to the terms and conditions hereof including those set forth in Section 8 hereof, shall have been duly executed and delivered by or on behalf of the Company and the person to whom such Option shall be granted. No person shall have any rights under the Plan until such time, if any, as a written Option Agreement shall have been duly executed and delivered as set forth in this Section 7.

     8.   Terms and Conditions of Options.  All Options granted pursuant to this
          -------------------------------
Plan must be granted within ten (10) years from the date the Plan is adopted by the Board of Directors of the Company. Each Option Agreement governing an Option granted hereunder shall be subject to at least the following terms and conditions, and shall contain such other terms and conditions, not inconsistent therewith, that the Committee shall deem appropriate:

          (a)  Number of Shares. Each Option shall state the number of shares
               ----------------
     of Common Stock which it represents.

          (b)  Type of Option.  Each Option shall state whether it is intended
               --------------
     to be an Incentive Option or a Nonqualified Option.

          (c)  Option Period.
               -------------

               (1)  General.  Each Option shall state the date upon which it is
                    -------
          granted. Each Option shall be exercisable in whole or in part during such period as is provided under the terms of the Option subject to any vesting period set forth in the Option, but in no event shall an Option be exercisable either in whole or in part after the expiration of ten (10) years from the date of grant; provided, however, if an Incentive Option is granted to a 10% Stockholder, such Incentive Option shall not be exercisable more than five (5) years from the date of grant thereof.

               (2)  Termination of Employment.  Except as otherwise provided in
                    -------------------------
          case of Disability (as hereinafter defined), death or Change of Control (as hereinafter defined), no Option shall be exercisable after an optionee who is an employee of the Company or a Subsidiary ceases to be employed by the Company or a Subsidiary as an employee; provided, however, that the Committee shall have the right in its sole discretion, but not the obligation, to extend the exercise period for not more than three (3) months following the date of termination of such optionee's employment; provided further, however, that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted and provided further, no Incentive Option granted to a 10% Stockholder shall be exercisable after the expiration of five
          (5) years from the date it is granted.

               (3)  Cessation of Service as Director or Advisor. In the event an
                    -------------------------------------------
          optionee who was a director or advisor of the Company or a Subsidiary ceases to be a director or advisor of the Company or a Subsidiary for any reason, other than Disability or death, prior to the full exercise of the Option, such optionee may exercise his Option at any time within ninety (90) days after such optionee's status as a director or advisor of the Company or a Subsidiary is so terminated to the extent he was entitled to exercise such Option at the date such optionee's status as a director or advisor of the Company or a Subsidiary terminated; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted.

               (4)  Disability.  If an optionee's employment is terminated by
                    ----------
          reason of the permanent and total Disability of such optionee or if an optionee who is a director or advisor of the Company or


AMENDED AND RESTATED 1994 STOCK COMPENSATION PLAN - Page 3 a Subsidiary ceases to serve as a director or advisor by reason of the permanent and total Disability of such optionee, the Committee shall have the right in its sole discretion, but not the obligation, to extend the exercise period for not more than one (1) year following the date of termination of the optionee's employment or the date such optionee ceases to be a director or advisor of the Company or a Subsidiary, as the case may be, subject to the condition that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted and subject to the further condition that no Incentive Option granted to a 10% Stockholder shall be exercisable after the expiration of five (5) years from the date it is granted. For purposes of this Plan, the term "Disability" shall mean the inability of the optionee to fulfill such optionee's obligations to the Company or a Subsidiary by reason of any physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months as determined by a physician acceptable to the Committee in its sole discretion.

               (5)  Death. If an optionee dies while in the employ of the
                    -----
          Company or a Subsidiary, or while serving as a director or advisor of the Company or a Subsidiary, and shall not have fully exercised Options granted pursuant to the Plan, such Options may be exercised in whole or in part at any time within one (1) year after the optionee's death, by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the Options directly from the optionee by bequest or inheritance, but only to the extent that the optionee was entitled to exercise such Option at the date of such optionee's death, subject to the condition that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted and subject to the further condition that no Incentive Option granted to a 10% Stockholder shall be exercisable after the expiration of five (5) years from the date it is granted.

               (6)  Acceleration and Exercise Upon Change of Control.
                    ------------------------------------------------
          Notwithstanding the preceding provisions of this Section 8(c), if any Option granted under the Plan provides for either (a) an incremental vesting period whereby such Option may only be exercised in installments as such incremental vesting period is satisfied or (b) a delayed vesting period whereby such Option may only be exercised after the lapse of a specified period of time, such as after the expiration of one (1) year, such vesting period shall be accelerated upon the occurrence of a Change of Control (as hereinafter defined) of the Company, or a threatened Change of Control of the Company as determined by the Committee, so that such Option shall thereupon become exercisable immediately in part or its entirety by the holder thereof, as such holder shall elect. For the purposes of this Plan, a "Change of Control" shall be deemed to have occurred if:

                    (i) Any "person", including a "group" as determined in accordance with Section 13(d)(3) of the Securities Exchange Act of 1934 ("Exchange Act") and the Rules and Regulations promulgated thereunder, is or becomes, through one or a series of related transactions or through one or more intermediaries, the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, other than a person who is such a beneficial owner on the effective date of the Plan and any affiliate of such person;

                    (ii) As a result of, or in connection with, any tender offer or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions ("Transaction"), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company;

                    (iii) Following the effective date of the Plan, the Company is merged or consolidated with another corporation and as a result of such merger or consolidation less than 40% of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former stockholders of the Company, other than (x) any party to such merger or consolidation, or (y) any affiliates of any such party;


AMENDED AND RESTATED 1994 STOCK COMPENSATION PLAN - Page 4

                    (iv) A tender offer or exchange offer is made and consummated for the ownership of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities; or

                    (v) The Company transfers more than 50% of its assets, or the last of a series of transfers result in the transfer of more than 50% of the assets of the Company, to another corporation that is not a wholly-owned corporation of the Company. For purposes of this subsection 8(c)(6)(v), the determination of what constitutes more than 50% of the assets of the Company shall be determined based on the sum of the values attributed to (i) the Company's real property as determined by an independent appraisal thereof, and (ii) the net book value of all other assets of the Company, each taken as of the date of the Transaction involved.

               In addition, upon a Change of Control, any Options previously granted under the Plan to the extent not already exercised may be exercised in whole or in part either immediately or at any time during the term of the Option as such holder shall elect.

          (d)  Option Prices.
               -------------

               (1)  Nonqualified Options.  The purchase price or prices of
                    --------------------
               the shares of the Common Stock which shall be offered to any person under the Plan and covered by a Nonqualified Option shall be the price determined by the Committee at the time of granting of the Nonqualified Option, which price may be less than, equal to or higher than one hundred percent (100%) of the fair market value of the Common Stock at the time of granting the Nonqualified Option.

               (2)  Incentive Options.   The purchase price or prices of the
                    -----------------
               shares of the Common Stock which shall be offered to any person under the Plan and covered by an Incentive Option shall be one hundred percent (100%) of the fair market value of the Common Stock at the time of granting the Incentive Option or such higher purchase price as may be determined by the Committee at the time of granting the Incentive Option; provided, however, if an Incentive Option is granted to a 10% Stockholder, the purchase price of the shares of the Common Stock of the Company covered by such Incentive Option may not be less than one hundred ten percent (110%) of the fair market value of such shares on the day the Incentive Option is granted.

               (3)  Determination of Fair Market Value.  During such time as
                    ----------------------------------
               the Common Stock of the Company is not listed upon an established stock exchange, the fair market value per share shall be deemed to be the closing sales price of the Common Stock on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on the day the Option is granted, as reported by NASDAQ, if the Common Stock is so quoted, and if not so quoted, the mean between dealer "bid" and "ask," prices of the Common Stock in the New York over-the-counter market on the day the Option is granted, as reported by the National Association of Securities Dealers, Inc. If the Common Stock is listed upon an established stock exchange or exchanges, such fair market value shall be deemed to be the highest closing price of the Common Stock on such stock exchange or exchanges on the day the Option is granted or, if no sale of the Common Stock of the Company shall have been made on established stock exchange on such day, on the next preceding day on which there was a sale of such stock. If there is no market price for the Common Stock, then the Board of Directors and the Committee may, after taking all relevant facts into consideration, determine the fair market value of the Common Stock.

          (e)  Exercise of Options.  To the extent that a holder of an Option
               -------------------
     has a current right to exercise, the Option may be exercised from time to time by written notice to the Company at its principal place of business. Such notice shall state the election to exercise the Option, the number of whole shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall contain any investment representation required by Section 8(i) hereof. Such notice shall be accompanied by payment of the full purchase price of such shares and by the Option Agreement evidencing the Option. In addition, if

AMENDED AND RESTATED 1994 STOCK COMPENSATION PLAN - Page 5 the Option shall be exercised, pursuant to Section 8(c)(4) or Section 8(c)(5) hereof, by any person or persons other than the optionee, such notice shall also be accompanied by appropriate proof of the right of such person or persons to exercise the Option. The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the aforesaid notice and payment of such shares shall be received. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option. In the event the Option shall not be exercised in full, the Secretary of the Company shall endorse or cause to be endorsed on the Option the number of shares which has been exercised thereunder and the number of shares that remain exercisable under the Option and return such Option Agreement to the holder thereof.

          (f)  Nontransferability of Options.  An Option granted pursuant to the
               -----------------------------
     Plan shall be exercisable only by the optionee or the optionee's court appointed guardian as set forth in Section 8(c)(4) hereof during the optionee's lifetime and shall not be assignable or transferable by the optionee otherwise than by Will or the laws of descent and distribution.
     An Option granted pursuant to the Plan shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise other than by Will or the laws of descent and distribution) and shall not be subject to execution, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of any Option or of any rights granted thereunder contrary to the foregoing provisions of this Section 8(f), or the levy of any attachment or similar process upon an Option or such rights, shall be null and void.

          (g)  Limitations on 10% Stockholders. No Incentive Option may be
               -------------------------------
     granted under the Plan to any 10% Stockholder unless (i) such Incentive Option is granted at an option price not less than one hundred ten percent (110%) of the fair market value of the shares on the day the Incentive Option is granted and (ii) such Incentive Option expires on a date not later than five (5) years from the date the Incentive Option is granted.

          (h)  Limits on Vesting of Incentive Options.  An individual may be
               --------------------------------------
     granted one or more Incentive Options, provided that the aggregate fair market value (as determined at the time such Incentive Option is granted) of the stock with respect to which Incentive Options are exercisable for the first time by such individual during any calendar year shall not exceed $100,000. To the extent the $100,000 limitation in the preceding sentence is exceeded, such option shall be treated as an option which is not an Incentive Option.

          (i)  Compliance with Securities Laws.  The Plan and the grant and
               -------------------------------
     exercise of the rights to purchase shares hereunder, and the Company's obligations to sell and deliver shares upon the exercise of rights to purchase shares, shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel for the Company, be required, and shall also be subject to all applicable rules and regulations of any stock exchange upon which the Common Stock of the Company may then be listed. At the time of exercise of any Option, the Company may require the optionee to execute any documents or take any action which may be then necessary to comply with the Securities Act of 1933, as amended ("Securities Act"), and the rules and regulations promulgated thereunder, or any other applicable federal or state laws regulating the sale and issuance of securities, and the Company may, if it deems necessary, include provisions in the stock option agreements to assure such compliance. The Company may, from time to time, change its requirements with respect to enforcing compliance with federal and state securities laws, including the request for and enforcement of letters of investment intent, such requirements to be determined by the Company in its judgment as necessary to assure compliance with said laws. Such changes may be made with respect to any particular Option or stock issued upon exercise thereof. Without limiting the generality of the foregoing, if the Common Stock issuable upon exercise of an Option granted under the Plan is not registered under the Securities Act, the Company at the time of exercise will require that the registered owner execute and deliver an investment representation agreement to the Company in form acceptable to the Company and its counsel, and the Company will place a legend on the certificate evidencing such Common Stock restricting the transfer thereof, which legend shall be substantially as follows:

                    THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE
               HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW BUT HAVE BEEN ACQUIRED FOR THE PRIVATE INVESTMENT OF


AMENDED AND RESTATED 1994 STOCK COMPENSATION PLAN - Page 6

               THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL EITHER (i) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY AND ITS COUNSEL THAT REGISTRATION UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER.

          (j)  Additional Provisions.  The Option Agreements under the
               ---------------------
     Plan shall contain such other provisions as the Committee shall deem advisable, including, without limitation, restrictions upon the exercise of the Option. Any such Option Agreement with respect to an Incentive Option shall contain such limitations and restrictions upon the exercise of the Incentive Option as shall be necessary in order that the option will be an "Incentive Stock Option" as defined in Section 422 of the Code.

     9.   Medium and Time of Payment.  The purchase price of the shares of the
          --------------------------
Common Stock as to which the Option shall be exercised shall be paid in full either (i) in cash at the time of exercise of the Option, (ii) by tendering to the Company shares of the Company's Common Stock having a fair market value (as of the date of receipt of such shares by the Company) equal to the purchase price for the number of shares of Common Stock purchased, or (iii) partly in cash and partly in shares of the Company's Common Stock valued at fair market value as of the date of receipt of such shares by the Company. Cash payment for the shares of the Common Stock purchased upon exercise of the Option shall be in the form of either a cashier's check, certified check or money order. Personal checks may be submitted, but will not be considered as payment for the shares of the Common Stock purchased and no certificate for such shares will be issued until the personal check clears in normal banking channels. If a personal check is not paid upon presentment by the Company, then the attempted exercise of the Option will be null and void. In the event the optionee tenders shares of the Company's Common Stock in full or partial payment for the shares being purchased pursuant to the Option, the shares of Common Stock so tendered shall be accompanied by fully executed stock powers endorsed in favor of the Company with the signature on such stock power being guaranteed. If an optionee tenders shares, such optionee assumes sole and full responsibility for the tax consequences, if any, to such optionee arising therefrom, including the possible application of Code Section 424(c), or its successor Code section, which negates any nonrecognition of income rule with respect to such transferred shares, if such transferred shares have not been held for the minimum statutory holding period to receive preferential tax treatment.

     10.  Alternate Stock Appreciation Rights.
          -----------------------------------

          (a)  Award of Alternate Stock Rights. Concurrently with or subsequent
               -------------------------------
     to the award of any Option to purchase one or more shares of Common Stock, the Committee may in its sole discretion, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to the optionee with respect to each share of Common Stock covered by an Option ("Related Option"), a related alternate stock appreciation right ("SAR"), permitting the optionee to be paid the appreciation on the Related Option in lieu of exercising the Related Option. A SAR granted with respect to an Incentive Option must be granted together with the Related Option. A SAR granted with respect to a Nonqualified Option may be granted together with or subsequent to the grant of such Related Option.

          (b)  Alternate Stock Rights Agreement. Each SAR shall be on such terms
               --------------------------------
     and conditions not inconsistent with this Plan as the Committee may determine and shall be evidenced by a written agreement executed by the Company and the optionee receiving the Related Option.

          (c)  Exercise.  An SAR may be exercised only if and to the extent that
               --------
     its Related Option is eligible to be exercised on the date of exercise of the SAR. To the extent that a holder of a SAR has a current right to exercise, the SAR may be exercised from time to time by written notice to the Company at its principal place of business. Such notice shall state the election to exercise the SAR, the number of shares in respect of which it is being exercised, shall be signed by the person so exercising the SAR and shall be accompanied by the agreement evidencing the SAR and the Related Option. In the event the SAR shall not be exercised in full, the Secretary of the Company shall endorse or cause to be endorsed on the SAR and the Related Option the number of shares which have been exercised thereunder and the number of shares that

AMENDED AND RESTATED 1994 STOCK COMPENSATION PLAN - Page 7 remain exercisable under the SAR and the Related Option and return such SAR and Related Option to the holder thereof.

          (d)  Amount of Payment. The amount of payment to which an optionee
               -----------------
     shall be entitled upon the exercise of each SAR shall be equal to 100% of the amount, if any, by which the fair market value of a share of Common Stock on the exercise date exceeds the fair market value of a share of Common Stock on the date the Option related to said SAR was granted or became effective, as the case may be; provided, however, the Company may, in its sole discretion, withhold from such cash payment any amount necessary to satisfy the Company's obligation for withholding taxes with respect to such payment. For this purpose, the fair market value of a share of Common Stock shall be determined as set forth in Section 8(d) hereof.

          (e)  Form of Payment. The amount payable by the Company to an optionee
               ---------------
     upon exercise of a SAR may be paid in shares of Common Stock, cash or a combination thereof. The number of shares of Common Stock to be paid to an optionee upon such optionee's exercise of SAR shall be determined by dividing the amount of payment determined pursuant to Section 10(d) hereof by the fair market value of a share of Common Stock on the exercise date of such SAR. For purposes of this Plan, the exercise date of a SAR shall be the date the Company receives written notification from the optionee of the exercise of the SAR in accordance with the provisions of Section 10(c) hereof. As soon as practicable after exercise, the Company shall either deliver to the optionee the amount of cash due such optionee or a certificate or certificates for such shares of Common Stock. All such shares shall be issued with the rights and restrictions specified herein.

          (f)  Termination of SAR.  Except as otherwise provided in case of
               ------------------
     Disability (as defined in Section 8(c)(4) hereof) or death, no SAR shall be exercisable after an optionee ceases to be an employee, director or advisor of the Company or Subsidiary; provided, however, that the Committee shall have the right in its sole discretion, but not the obligation, to extend the exercise period for not more than three (3) months following the date such optionee ceases to be an employee, director or advisor of the Company or a Subsidiary; provided further, that the Committee may not extend the period during which an optionee may exercise a SAR for a period greater than the period during which an optionee may exercise the Related Option. If an optionee's position as an employee, director or advisor of the Company is terminated due to the Disability or death of such optionee, the Committee shall have the right, in its sole discretion, but not the obligation, to extend the exercise period applicable to the SAR for a period not to exceed the period in which the optionee may exercise the Option related to said SAR as set forth in Sections 8(c)(4) and 8(c)(5) hereof, respectively.

          (g)  Effect of Exercise of SAR. The exercise of any SAR shall cancel
               -------------------------
     and terminate the right to purchase an equal number of shares covered by the Related Option.

          (h)  Effect of Exercise of Related Option.  Upon the exercise or
               ------------------------------------
     termination of any Related Option, the SAR with respect to such Related Option shall terminate to the extent of the number of shares of Common Stock as to which the Related Option was exercised or terminated.

          (i)  Nontransferability of SAR.  A SAR granted pursuant to this Plan
               -------------------------
     shall be exercisable only by the optionee or the optionee's court appointed guardian as set forth in Section 8(c)(4) hereof during the optionee's lifetime and, subject to the provisions of Section 10(f) hereof, shall not be assignable or transferable by the optionee. A SAR granted pursuant to the Plan shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of any SAR or of any rights granted thereunder contrary to the foregoing provisions of this Section 10(i), or the levy of any attachment or similar process upon a SAR or such rights, shall be null and void.

     11.  Reload Options.
          --------------

          (a)  Authorization of Reload Options.  Concurrently with the award of
               -------------------------------
     Nonqualified Options and/or the award of Incentive Options to any participant in the Plan, the Committee may authorize reload options ("Reload Options") to purchase for cash or shares that number of shares of Common Stock equal to the sum of:

               (1) The number of shares of Common Stock used to exercise the underlying Nonqualifying Option or Incentive Option; and



AMENDED AND RESTATED 1994 STOCK COMPENSATION PLAN - Page 8

               (2) To the extent authorized by the Committee, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Nonqualifying Option or Incentive Options.

          The grant of a Reload Option will become effective upon the exercise of the underlying Nonqualifying Option, Incentive Option or Reload Option through the use of shares of Common Stock held by the optionee for at least 12 months. Notwithstanding the fact that the underlying option may be an Incentive Option, a Reload Option is not intended to qualify as an "incentive stock option" under Section 422 of the Code.

          (b)  Reload Option Amendment. Each Option Agreement shall state
               -----------------------
     whether the Committee has authorized Reload Options with respect to the underlying Nonqualifying Option and/or Incentive Option. Upon the exercise of an underlying Option or Incentive Option, the Reload Option will be evidenced by an amendment to the underlying Option Agreement.

          (c)  Reload Option Price.  The option price per share of Common Stock
               -------------------
     deliverable upon the exercise of a Reload Option shall be the fair market value of a share of Common Stock on the date the grant of the Reload Option becomes effective.

          (d)  Term and Exercise.  Each Reload Option is fully exercisable six
               -----------------
     months from the effective date of grant. The term of each Reload Option shall be equal to the remaining option term of the underlying Nonqualifying Option and/or Incentive Option.

          (e)  Termination of Employment.  No additional Reload Options shall be
               -------------------------
     granted to optionees when Nonqualifying Options, Incentive Option and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the optionee's employment.

          (f)  Applicability of Other Sections.  To the extent not inconsistent
               -------------------------------
     with the foregoing provisions of this Section, the other Sections of this Plan pertaining to Options, including Sections 5, 8, and 9, are incorporated herein by this reference thereto as through fully set forth herein.

     12.  Rights as a Stockholder. The holder of an Option or a SAR shall have
          -----------------------
no rights as a stockholder with respect to the shares covered by the Option or SAR until the due exercise of the Option, Related Option, or SAR and the date of issuance of one or more stock certificates to such holder for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 14 hereof.

     13.  Optionee's Agreement to Serve. Each employee receiving an Option
          -----------------------------
shall, as one of the terms of the Option Agreement agree that such employee will remain in the employ of the Company or Subsidiary for a period of at least one
(1) year from the date on which the Option shall be granted to such employee; and that such employee will, during such employment, devote such employee's entire time, energy, and skill to the service of the Company or a Subsidiary as may be required by the management thereof, subject to vacations, sick leaves, and military absences. Such employment, subject to the provisions of any written contract between the Company or a Subsidiary and such employee, shall be at the pleasure of the Board of Directors of the Company or a Subsidiary, and at such compensation as the Company or a Subsidiary shall reasonably determine. Any termination of such employee's employment during the period which the employee has agreed pursuant to the foregoing provisions of this Section 13 to remain in employment that is either for cause or voluntary on the part of the employee shall be deemed a violation by the employee of such employee's agreement. In the event of such violation, any Option or Options held by such employee, to the extent not theretofore exercised, shall forthwith terminate, unless otherwise determined by the Committee. Notwithstanding the preceding, neither the action of the Company in establishing the Plan nor any action taken by the Company, a Subsidiary or the Committee under the provisions hereof shall be construed as granting the optionee the right to be retained in the employ of the Company or a Subsidiary, or to limit or restrict the right of the Company or a Subsidiary, as applicable, to terminate the employment of any employee of the Company or a Subsidiary, with or without cause.

AMENDED AND RESTATED 1994 STOCK COMPENSATION PLAN - Page 9

     14.  Adjustments on Changes in Capitalization.
          ----------------------------------------

          (a)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
     Stockholders of the Company, the number of shares of Common Stock covered by the Plan, the number of shares of Common Stock covered by each outstanding Option, and the exercise price per share thereof specified in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company after the date the Option is granted, so that upon exercise of the Option, the optionee shall receive the same number of shares the optionee would have received had the optionee been the holder of all shares subject to such optionee's outstanding Option immediately before the effective date of such change in the number of issued shares of the Common Stock of the Company.

          (b)  Reorganization, Dissolution or Liquidation. Subject to any
               ------------------------------------------
     required action by the Stockholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding Option to terminate as of a date to be fixed by the Committee (which date shall be as of or prior to the effective date of any such dissolution or liquidation or merger or consolidation); provided, that not less than thirty (30) days written notice of the date so fixed as such termination date shall be given to each optionee, and each optionee shall, in such event, have the right, during the said period of thirty (30) days preceding such termination date, to exercise such optionee's Option in whole or in part in the manner herein set forth.

          (c)  Change in Par Value. In the event of a change in the Common Stock
               -------------------
     of the Company as presently constituted, which change is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any change shall be deemed to be the Common Stock within the meaning of the Plan.

          (d)  Notice of Adjustments. To the extent that the adjustments set
               ---------------------
     forth in the foregoing paragraphs of this Section 14 relate to stock or securities of the Company, such adjustments, if any, shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Option granted pursuant to this Plan shall not be adjusted in a manner that causes the Incentive Option to fail to continue to qualify as an "Incentive Stock Option" within the meaning of Section 422 of the Code. The Company shall give timely notice of any adjustments made to each holder of an Option under this Plan and such adjustments shall be effective and binding on the optionee.

          (e)  Effect Upon Holder of Option.  Except as hereinbefore expressly
               ----------------------------
     provided in this Section 14, the holder of an Option shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class by reason of any dissolution, liquidation, merger, reorganization, or consolidation, or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. Without limiting the generality of the foregoing, no adjustment shall be made with respect to the number or price of shares subject to any Option granted hereunder upon the occurrence of any of the following events:

               (1) The grant or exercise of any other options which may be granted or exercised under any qualified or nonqualified stock option plan or under any other employee benefit plan of the Company whether or not such options were outstanding on the date of grant of the Option or thereafter granted;

               (2) The sale of any shares of Common Stock in the Company's initial or any subsequent public offering, including, without limitation, shares sold upon the exercise of any overallotment option granted to the underwriter in connection with such offering;

AMENDED AND RESTATED 1994 STOCK COMPENSATION PLAN - Page 10

               (3) The issuance, sale or exercise of any warrants to purchase shares of Common Stock whether or not such warrants were outstanding on the date of grant of the Option or thereafter issued;

               (4) The issuance or sale of rights, promissory notes or other securities convertible into shares of Common Stock in accordance with the terms of such securities ("Convertible Securities") whether or not such Convertible Securities were outstanding on the date of grant of the Option or were thereafter issued or sold;

               (5) The issuance or sale of Common Stock upon conversion or exchange of any Convertible Securities, whether or not any adjustment in the purchase price was made or required to be made upon the issuance or sale of such Convertible Securities and whether or not such Convertible Securities were outstanding on the date of grant of the Option or were thereafter issued or sold; or

               (6) Upon any amendment to or change in the terms of any rights or warrants to subscribe for or purchase, or options for the purchase of, Common Stock or Convertible Securities or in the terms of any Convertible Securities, including, but not limited to, any extension of any expiration date of any such right, warrant or option, any change in any exercise or purchase price provided for in any such right, warrant or option, any extension of any date through which any Convertible Securities are convertible into or exchangeable for Common Stock or any change in the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock.

          (f)  Right of Company to Make Adjustments.  The grant of an Option
               ------------------------------------
     pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations, or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     15.  Investment Purpose. Each Option under the Plan shall be granted on the
          ------------------
condition that the purchase of the shares of stock thereunder shall be for investment purposes, and not with a view to resale or distribution; provided, however, that in the event the shares of stock subject to such Option are registered under the Securities Act or in the event a resale of such shares of stock without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Company such condition is not required under the Securities Act or any other applicable law, regulation, or rule of any governmental agency.

     16.  No Obligation to Exercise Option or SAR.  The granting of an Option or
          ---------------------------------------
SAR shall impose no obligation upon the optionee to exercise such Option or SAR.

     17.  Modification, Extension, and Renewal of Options.  Subject to the terms
          -----------------------------------------------
and conditions and within the limitations of the Plan, the Committee and the Board of Directors may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised). Neither the Committee nor the Board of Directors shall, however, modify any outstanding Options so as to specify a lower price or accept the surrender of outstanding Options and authorize the granting of new Options in substitution therefor specifying a lower price. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

     18.  Effective Date of the Plan.  The Plan shall become effective as of May
          --------------------------
23, 1996, ("Effective Date"); provided, however, if the Stockholders of the Company shall not have approved the Plan by the requisite vote of the Stockholders, within twelve (12) months after the Effective Date, then the Plan shall terminate and all Options theretofore granted under the Plan shall terminate and be null and void.

     19.  Termination of the Plan. This Plan shall terminate as of the
          -----------------------
expiration of ten (10) years from the Effective Date. Options may be granted under this Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of its termination shall remain in effect until the Option shall have been exercised or shall have expired.

     20.  Amendment of the Plan.  The Plan may be terminated at any time by the
          ---------------------
Board of Directors of the Company. The Board of Directors may at any time and from time to time without obtaining the approval of the Stockholders of the Company or a Subsidiary, modify or amend the Plan (including such form of Option Agreement as

AMENDED AND RESTATED 1994 STOCK COMPENSATION PLAN - Page 11 hereinabove mentioned) in such respects as it shall deem advisable in order that the Incentive Options granted under the Plan shall be "Incentive Stock Options" as defined in Section 422 of the Code or to conform to any change in the law, or in any other respect which shall not change: (a) the maximum number of shares for which Options may be granted under the Plan, except as provided in Section 14 hereof; or (b) the option prices other than to change the manner of determining the fair market value of the Common Stock for the purpose of Section 8(d) hereof to conform with any then applicable provisions of the Code or regulations thereunder; or (c) the periods during which Options may be granted or exercised; or (d) the provisions relating to the determination of persons to whom Options shall be granted and the number of shares to be covered by such Options; or (e) the provisions relating to adjustments to be made upon changes in capitalization. The termination or any modification or amendment of the Plan shall not, without the consent of the person to whom any Option shall theretofore have been granted, affect that person's rights under an Option theretofore granted to such person. With the consent of the person to whom such Option was granted, an outstanding Option may be modified or amended by the Committee in such manner as it may deem appropriate and consistent with the requirements of this Plan applicable to the grant of a new Option on the date of modification or amendment.

     21.  Withholding. Whenever an optionee shall recognize compensation income
          -----------
as a result of the exercise of any Option or SAR granted under the Plan, the optionee shall remit in cash to the Company or Subsidiary the minimum amount of federal income and employment tax withholding which the Company or Subsidiary is required to remit to the Internal Revenue Service in accordance with the then current provisions of the Code. The full amount of such withholding shall be paid by the optionee simultaneously with the award or exercise of an Option or SAR, as applicable.

     22.  Indemnification of Committee.  In addition to such other rights of
          ----------------------------
indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceedings, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to pursue and defend the same.

     23.  Application of Funds. The proceeds received by the Company from the
          --------------------
sale of Common Stock pursuant to Options granted hereunder will be used for general corporate purposes.

     24.  Governing Law. This Plan shall be governed and construed in accordance
          -------------
with the laws of the state of incorporation of the Company.

     EXECUTED this 16th day of September, 1996, to be effective as of May 23, 1996.

                              SPECIALTY TELECONSTRUCTORS, INC.


                              By:         /s/ Michael R. Budagher
                                   ---------------------------------------

                                   Michael R. Budagher,
                                   President


ATTEST:


           /s/ Dennis K. Hartnett
   ---------------------------------------

   Dennis K. Hartnett, Secretary

AMENDED AND RESTATED 1994 STOCK COMPENSATION PLAN - Page 12

                       SPECIALTY TELECONSTRUCTORS, INC.

                                     PROXY

                       THIS PROXY IS SOLICITED ON BEHALF
                           OF THE BOARD OF DIRECTORS

          I hereby constitute and appoint Michael R. Budagher and Dennis K. Hartnett and each of them acting individually, my true and lawful agents and proxies, with full power of substitution in each, to vote all shares held of record by me at the Annual Meeting of Stockholders of Specialty Teleconstructors, Inc. to be held on November 1, 1996 and any adjournments or postponements thereof. I direct said proxies to vote as specified on the reverse side.

     UNLESS OTHERWISE SPECIFIED, ALL SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED AND FOR EACH OF THE PROPOSALS TO BE ACTED UPON AT THE MEETING. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OF POSTPONEMENT THEREOF.

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

                                 [Reverse Side]

1.  Election of Directors

FOR all nominees listed below:  / /  WITHHOLD AUTHORITY to vote for all nominees
(except as indicated to the          listed below: / /
contrary below)

To withhold authority to vote for any individual nominee, mark the box next to such nominee's name.

           Michael R. Budagher    /  /      Terry D. Farmer     /  /

           John D. Emery          /  /      Jon D. Word         /  /

2. Proposal II to approve an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock from 7,500,000 to 10,000,000.

    FOR                       AGAINST                       ABSTAIN
   /   /                       /  /                          /  /

3. Proposal III to approve and ratify the Amended and Restated 1994 Option Plan increasing the number of of Common shares Stock available for awards under the 1994 Option Plan from 100,000 to 400,000.

    FOR                       AGAINST                       ABSTAIN
   /   /                       /  /                          /  /

4. Proposal IV to ratify the Board of Directors' appointment of KPMG Peat Marwick LLP, public independent certified accountants, as auditors for the Company for the fiscal year ended June 30, 1997.

    FOR                        AGAINST                      ABSTAIN
   /   /                        /  /                         /  /

THE UNDERSIGNED HEREBY REVOKES ALL PREVIOUS PROXIES FOR THE MEETING AND ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT OF SPECIALTY TELECONSTRUCTORS, INC.

     Date:              , 1996
          -------------

     ---------------------------------

     ---------------------------------

     By:
        ------------------------------

NOTE: Please sign this proxy exactly as name(s) appear in address. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such.